EXHIBIT 4

                             JOINT FILING AGREEMENT


                     This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of common stock, par value $1.00 per share, of PXRE Group Ltd. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: December 20, 2001


                  CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                  By: Capital Z Partners, Ltd., its ultimate general partner

                  By: /s/ David A. Spuria
                      ---------------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary



                  CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                  By: Capital Z Partners, Ltd., its ultimate general partner

                  By: /s/ David A. Spuria
                      ---------------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary



                  CAPITAL Z PARTNERS, L.P.
                  By: Capital Z Partners, Ltd., its ultimate general partner

                  By: /s/ David A. Spuria
                      ---------------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary



                  CAPITAL Z PARTNERS, LTD.
                  By: Capital Z Partners, Ltd., its ultimate general partner

                  By: /s/ David A. Spuria
                      ---------------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary

                  RESERVOIR CAPITAL PARTNERS, L.P.
                  By: Reservoir Capital Group, L.L.C., its sole general
                      partner

                  By: /s/ Craig Huff
                      ---------------------------------------------------
                      Craig Huff
                      Managing Director



                  RESERVOIR CAPITAL GROUP, L.L.C.

                  By: /s/ Craig Huff
                      ---------------------------------------------------
                      Craig Huff
                      Managing Director



                  RESERVOIR CAPITAL MASTER FUND, L.P.
                  By: Reservoir Capital Group, L.L.C., its sole general partner

                  By: /s/ Craig Huff
                      ---------------------------------------------------
                      Craig Huff
                      Managing Director



                  RESERVOIR CAPITAL ASSOCIATES, L.P.

                  By: Reservoir Capital Group, L.L.C., its sole general partner

                  By: /s/ Craig Huff
                      ---------------------------------------------------
                      Craig Huff
                      Managing Director



                  RESERVOIR CAPITAL MANAGEMENT, L.L.C.

                  By: /s/ Craig Huff
                      ---------------------------------------------------
                      Craig Huff
                      Managing Director



                  Richard E. Rainwater

                  By: /s/ Kenneth A. Hersh
                      ---------------------------------------------------
                      Kenneth A. Hersh
                      Attorney-in-fact



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